MUNDER ENERGY FUND
Class A, B, C & Y Shares

Supplement Dated October 30, 2010
to Prospectus Dated October 30, 2010
and Summary Prospectus Dated October 30, 2010

Proposed Merger of Munder Energy Fund
with and into Munder Growth Opportunities Fund

At a meeting held on August 17, 2010, the Board of Trustees of Munder Series Trust (“MST”) approved the merger of the Munder Energy Fund (“Energy Fund”) with and into the Munder Growth Opportunities Fund (“Growth Opportunities Fund”), each a series of MST (“Merger”), subject to the approval of shareholders of the Energy Fund.  The Board of Trustees of MST also called for a Special Meeting of the Shareholders of the Energy Fund (“Meeting”) to vote on the Merger.  The Meeting is expected to occur prior to the end of 2010, and, if approved, the Merger will occur as soon as practicable thereafter.  More information about the date of the meeting will be provided in the proxy solicitation materials for the Merger.

The Merger is being proposed for several reasons, including to seek to (i) provide improved performance for shareholders of the Energy Fund and (ii) achieve greater asset levels by combining two funds that both seek long-term capital appreciation into a single fund.  In addition, the Merger is expected to result in the elimination of certain costs associated with operating the Energy Fund and the Growth Opportunities Fund separately.

If the Merger is approved by the shareholders of the Energy Fund, the Agreement and Plan of Reorganization for the Merger (“Reorganization Agreement”) contemplates (1) the transfer of all of the assets of the Energy Fund with and into the Growth Opportunities Fund in exchange for shares of the Growth Opportunities Fund having an aggregate value equal to the net assets of the Energy Fund; (2) the assumption by the Growth Opportunities Fund of all of the liabilities of the Energy Fund; and (3) the distribution of shares of the Growth Opportunities Fund to the shareholders of the Energy Fund in complete liquidation of the Energy Fund. Each shareholder of the Energy Fund would receive shares of a corresponding class of the Growth Opportunities Fund having an aggregate value equal to the aggregate value of the shares of the Energy Fund held by that shareholder as of the closing date of the Merger.  The Merger is expected to be a tax-free reorganization for federal income tax purposes and the closing of the Merger is conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Merger will qualify as a tax-free reorganization for federal income tax purposes.

If the Merger is not approved by shareholders of the Energy Fund, the Merger will not occur.  In such an event, the Energy Fund and the Growth Opportunities Fund will continue to operate separately, and the Munder Capital Management, the advisor to both Funds, and the Board of Trustees of MST will determine what additional steps may be appropriate and in the best interests of the Energy Fund and its shareholders, including but not limited to liquidation of the Energy Fund.

The Energy Fund will be open to new and existing investors until the business day immediately prior to the Merger.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE